Share Capital and Reserves - Schedule of Initial Date Net Proceeds Received (Details) ₪ in Thousands	12 Months Ended
	Dec. 31, 2024 ILS (₪)
Schedule of Initial Date Net Proceeds Received [Abstract]
Put Options		[1]
First Promissory Note	7,083	[2]
Commitment Shares	87
Total net consideration	₪ 7,170

[1]	Management by using the assistance of third-party appraiser has determined that the fair value of the Put Options is zero as the exercise price of the Put Options is out of money at any exercise date.
[2]	The fair value of the First Promissory Note was based on rating model using a discount rate of 17.51% which represented the Company’s applicable rate of risk, as determined by management using the assistance of third-party appraiser.